COMMITMENTS AND CONTINGENCIES	12 Months Ended
Mar. 31, 2025
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
13.	COMMITMENTS AND CONTINGENCIES

From time to time, the Group may be a party to various legal actions arising in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm business. The Group accrues costs associated with these matters when they become probable and the amount can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred.

On May 7, 2024, WSI obtained a bank overdrafts limit of approximately $2.6 million (equivalent to HK$20.0 million) from a financial institution in Hong Kong. As of March 31, 2025 and 2024, there was no utilization of the bank overdraft limit. When WSI utilize the bank overdraft, interest will be charged at the bank’s best lending rate plus 2.5% per annum.

For the years ended March  31, 2025, 2024 and 2023, except for the matters mentioned above, the Group is not aware of any material legal claims or litigation that, individually or in aggregate, could have a material adverse impact on the Group’s consolidated financial position, results of operations, and cash flows.